4th Quarter 2014 Investor Presentation Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

Correspondent Banking – Client Banks As of 12/31/14 Headquartered in Davenport, FL on the I-4 Corridor $3.8 billion in assets $2.4 billion in loans $3.1 billion in deposits Company formed: June 2000 1 Subsidiary Bank 58 Branch banking offices Correspondent Banking Segment Corporate Overview Commercial and Retail Banking Offices

Banking the Sunshine State

Why invest in Florida?

Florida’s $800B economy is 70% larger than any other state in the southeastern United States. If the Sunshine State was a country, Florida’s economy would be the 18th largest in the world – larger than Saudi Arabia, Poland, Chile and Argentina. With a population nearing 20 million and 800 more people moving down each day, Florida passed New York as the 3rd most populous state in the US. Why invest in Florida? Source: Bureau of Economic Analysis and US Census Bureau

Tourism is on the rise. Florida hosted a record of nearly 100 million visitors to the state in 2014. Florida is a business friendly state with no personal income tax. Why invest in Florida? Source: Visit Florida Florida Historic Visitor Estimates $ in millions

Existing home sales in 2014 approached the peak year of 2005. The inventory of homes for sale is down to a 5.2 month supply. Unemployment is down to 5.8% and the participation rate is on the rise. Why invest in Florida? Source: Bureau of Labor Statistics and Florida Realtors Median Sale Price $190K $180K $170K $160K $150K $140K $130K $120K

Earnings The Catalysts Ahead

Operating Earnings Per Share First Guaranty Bk and Central Florida State Bk Closing: 1/2012 Conversion: 6/2012 Gulfstream Bancshares, Inc. Closing: 1/2014 Conversion: 2/2014 ____________________ First Southern Bancorp, Inc. Closing: 6/2014 Conversion: 9/2014 * Excludes gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax. † Reflects consensus analyst estimate as reported by SNL Financial (Copyright © 2015, FactSet Research Systems Inc. All rights reserved.)

Operating Leverage Through Branch Consolidation 96% growth in deposits per branch and 83% growth in number of core accounts per branch 37 65 44 58 2009 2009 ……to.…… 2014 2014

10 Efficiency Ratio Operating Efficiencies * Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income] **Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income] 4Q14 Efficiency Ratio (adjusted for FDIC IA amortization) 62.3%

PCI Loans – Net Loan/IA Income Improvement Net Loan/IA Income is expected to increase from $13.4M in 2014 to $17.0M in 2015 as credit marks improve & the IA amortization expense declines Net Loan/IA income represents PCI Loan Interest Income less FDIC IA Amortization Yield % represents PCI Loan Yields Only All projections are based on model estimates at 12/31/2014 and are subject to change

Purchased Credit-Impaired (“PCI”) Loans and Non-Performing Assets (“NPAs”) Gulfstream Acquisition First Southern Acquisition Legacy NPAs include nonaccrual loans, loans past due 90 days or more and still accruing interest, other real estate owned (“OREO”) and repossessed assets other than real estate., and exclude purchased credit-impaired loans and OREO covered by FDIC loss share agreements. Bank Property HFS represents the real estate of former branch offices closed and transferred to held for sale.

Purchased Credit-Impaired (“PCI”) Loans and Non-Performing Assets (“NPAs”) First Southern Acquisition In the last 6 months: Bank Property HFS down 80%, or $10MM FDIC Covered OREO down 37%, or $11MM PCI Loans down 22%, or $77MM Legacy NPAs down 16%, or $6MM Legacy NPAs include nonaccrual loans, loans past due 90 days or more and still accruing interest, other real estate owned (“OREO”) and repossessed assets other than real estate., and exclude purchased credit-impaired loans and OREO covered by FDIC loss share agreements. Bank Property HFS represents the real estate of former branch offices closed and transferred to held for sale.

Loan Origination Loan Production by Quarter ($ in millions) Loan Pipeline ($ in millions)

20% 7% 23% 16% 34% Core deposits defined as non-time deposits. Peers include the following: ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC; peer average as of MRQ available. Total Deposits Number of Deposit Accounts (000’s) Building Franchise Value with Core Deposits Cost of Deposits 2010 – 2014 CAGR: 12.7% 2010 – 2014 CAGR: 16.4% Deposit Mix vs. Peers

M&A / Capital Allocation

18 CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $10 billion in assets. Public companies are defined as financial institutions traded on a national exchange. Ocala National Bank (Jan 2009) Olde Cypress Community Bank (July 2010) Independent National Bank of Ocala (Aug 2010) Community National Bank of Bartow (Aug 2010) Central Florida State Bank (Jan 2012) First Guaranty Bank & Trust Co. (Jan 2012) Federal Trust Acquisition from The Hartford Insurance Company (Nov 2011) TD Bank divesture in Putnam (Jan 2011) Gulfstream Business Bank in Stuart (Jan 2014) First Southern Bancorp (June 2014) FDIC Acquisitions Non-FDIC Acquisitions Florida Headquartered Banks – 161

At acquisition date First Southern Highlights (1) Day 1 accretive to TBV: 6.3% Offices: 17 Assets: $1,055 million Deposits: $856 million Loans: $600 million First Southern Bancorp, Inc. – Closed June 1, 2014 3Q14 Activity Sale of 5 branches (6 branches including leased office) and $170 million deposits – on Sept 18, 2014 10 of the 17 branches acquired from FSB were closed in Sept 2014; 6 were sold and 4 were consolidated into existing CSFL offices

Stock Repurchase Plan Authorized by the board on October 16, 2014 Up to 2,000,000 shares 45,208,836 million shares of common stock outstanding on announcement date A five year period commencing on October 21, 2014

Investment Thesis Florida is an economic powerhouse and is dramatically improving CenterState is an attractive investment as one of the largest publicly traded banks headquartered in Florida Branch Efficiency / M&A Initiatives implemented in 2014 should result in significant improvement in operating earnings and efficiency ratio Core Deposit Franchise with strong DDA base should result in upside to net interest margin performance in a higher rate environment

Analyst Coverage Firm Analyst Rating Price Target 2015 EPS Estimate Wunderlich Securities Inc. Kevin Reynolds, CFA Buy $16.00 $0.85 615-567-2085 Sterne Agee & Leach Inc. Peyton Green Buy $13.50 $0.85 615-760-1464 Keefe, Bruyette & Woods Inc. Brady Gailey, CFA Outperform $13.00 $0.80 404-231-6546 Raymond James Financial Inc. Michael Rose Outperform $13.00 $0.78 312-655-2940 Hovde Group LLC Joseph Fenech Market Perform $12.50 $0.79 312-386-5909 FIG Partners LLC John Rodis Market Perform $12.00 $0.75 314-570-2671 Source: SNL Financial and/or analysts’ reports.

Investor Contacts Ernie Pinner Chairman & Chief Executive Officer esp@centerstatebank.com 863-419-7732 John Corbett Executive Vice President / Bank – President & Chief Executive Officer jcorbett@centerstatebank.com 863-294-6383 Jim Antal Senior Vice President & Chief Financial Officer jantal@centerstatebank.com 863-419-7775 Steve Young Treasurer / Bank – Executive Vice President and Chief Operating Officer syoung@centerstatebank.com 863-294-8108

Appendix

Earnings: Loan Growth: (excludes PCI loans) Credit Metrics: FDIC IA: 4th Quarter Summary of Financial Results 4Q14 3Q14 EPS $0.16 $0.08 Operating EPS $0.17 $0.13 _________________________________________________________________________________________ 5% QTD (annualized) and 8.3% YTD $131M new production / $99M funded 31% CRE / 25% C&I / 26% SF / 18% other Pipeline $285M at Dec 31 versus $282M at Sept 30 _____________________________________________________________________________________________________ NPLs and NPAs are both down 18% from prior quarter Credit expenses continue to trend lower Realized net gains on OREO sales Net loan recovery this quarter vs. net loan charge-offs in prior quarters _________________________________________________________________________________________ IA amortization expense appears to now be on downward trend Significant decrease expected in 2015 and 2016

Total Loans by Type Total Loans Detail                   Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 5,844 $ 589 MM $100,800   CRE Owner Occupied 1,123 $ 441 MM $392,700 CRE Non-Owner Occupied 928 $692 MM $745,700   Construction, A&D, & Land 527 $ 79 MM $149,900   Commercial & Industrial 2,197 $ 295 MM $134,300   Consumer & All Other 3,315 $ 57 MM $17,200   Total   13,934   $ 2,153 MM   $154,500 Total Loan Portfolio as of December 31, 2014 Excluding purchased credit-impaired loans

Loan Growth Legacy Loan Growth* 2013: 9.3% 2014: 8.3% * Loan growth includes runoff of loans purchased from TD and Federal Trust. Excluding the runoff from these loans purchased, Legacy loan growth would be 15% in 2013 and 19% in 2014.

Loans, excluding PCI loans Yields (TEY) Average Balances NPAs / Loans & OREO (%) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, PNFP, RNST, SSB, UBSH and UCBI. Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.

ALLL – excluding PCI Loans as of December 31, 2014 FAS 5 Component (excluding First Southern) Total ALLL (excluding PCI loans) Loan Balance ALLL Loans (Fas 5) $1,407,781 $16,587 1.18% Gulfstream loans 280,331 1,682 0.60% Subtotal 1,688,112 18,269 1.08% First Southern loans 439,397 --- --- Impaired Loans (Fas 114) 25,250 1,115 4.42% Total Non-PCI Loans $2,152,759 $19,384 0.90% Net Charge-offs (Recoveries) / Average Non PCI loans (%)

Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of December 31, 2014                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 50,175 $ 1,049 MM $20,900   Now Accounts 52,846 $ 607 MM $11,500   Savings Deposits 17,340 $ 231 MM $13,300   Money Market 6,706 $ 717 MM $106,900 Certificates of Deposits 11,554 $ 488 MM $42,200     Total   138,621   $ 3,092 MM   $22,300

Excludes acquired deposits Deposit Growth Favorable Deposit Mix Change – More Checking less Time Deposits

Operating ROAA (1) Profitability Metrics EPS & Operating EPS (1) (1) Operating ROAA and EPS exclude gain on sale of available for sale securities, bargain purchase gains, other nonrecurring income, merger related expenses, branch closure and efficiency initiatives, and other nonrecurring expense, net of tax.

Net Interest Margin

Net Interest Margin Summary 1. Interest bearing deposits. Does not include non-interest bearing checking accounts.  4Q14  3Q14 Average Avg Average Avg Balance Rate Balance Rate Loans $2,139,263 4.65% $2,094,522 4.67% PCI loans 291,862 11.70% 331,567 10.89% Securities 623,681 2.72% 543,235 2.62% Fed funds sold and other 177,391 1.03% 371,026 0.45% Total interest earning assets $3,232,197 4.71% $3,340,350 4.48% Interest bearing deposits1 $2,033,431 0.30% $2,192,653 0.33% All other 123,285 1.05% 94,536 1.25% Total interest bearing liabilities $2,156,716 0.34% $2,287,189 0.36% Net Interest Margin   4.49%   4.23%

Non-Interest Income – 4Q14 Components * Includes FDIC Indemnification Asset amortization and indemnification income.

Non-Interest Expense – 4Q14 Components Total Non-Operating Expense includes the following: Merger-related expense of $0.8 million Recovery of $0.4 million in branch closure and efficiency initiatives ($0.4) ($0.2)

Non-interest expense, ROE and EPS include corporate overhead allocations. Assumes 8% capital allocation. Correspondent Banking Income Analysis Correspondent Earnings Measures (1)   2009 2010 2011 2012 2013 2014     ROE2 38.06% 59.07% 25.67% 46.17% 4.46% 11.24% EPS $0.34 $0.24 $0.11 $0.19 $0.02 $0.04